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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-66738, 33-86946, 33-92878, 33-95050, 33-98170, 333-01632, 333-15655,
333-29431, 333-52417, 333-58605, 333-62828, 333-92160, and 333-108160 on Forms
S-8 of PETsMART, Inc. of our report dated April 9, 2004, appearing in this Annual Report on Form 10-K of PETsMART, Inc. for the year ended February 1, 2004.

DELOITTE & TOUCHE LLP
Phoenix, Arizona
April 9, 2004